UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.__)

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Kezar Life Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Your Vote Counts!    KEZAR LIFE SCIENCES, INC.    2021 Annual Meeting    Vote by June 24, 2021    11:59 PM ET      KEZAR LIFE SCIENCES, INC.    4000 SHORELINE COURT, SUITE 300    SOUTH SAN FRANCISCO, CA 94080    D51106-P55694    You invested in KEZAR LIFE SCIENCES, INC. and it’s time to vote!    You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the   availability of proxy material for the stockholder meeting to be held on June 25, 2021.    Get informed before you vote    View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by   requesting prior to June 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder   meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.   If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not   otherwise receive a paper or email copy.    For complete information and to vote, visit www.ProxyVote.com     Control #    Vote Virtually at the Meeting*    June 25, 2021    1:00 PM, PDT    Smartphone users    Point your camera here and   vote without entering a   control number    Virtually at:    www.virtualshareholdermeeting.com/KZR2021    *Please check the meeting materials for any special requirements for meeting attendance.    V1

  Vote at www.ProxyVote.com    THIS IS NOT A VOTABLE BALLOT    This is an overview of the proposals being presented at the   upcoming stockholder meeting. Please follow the instructions on   the reverse side to vote these important matters.    Board   Recommends    Voting Items    1. Election of Directors     Nominees:    1a. Jean-Pierre Sommadossi, Ph.D.    For    1b. John Fowler    For    1c. Christopher Kirk, Ph.D.    For    2. Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal   year ending December 31, 2021.    For    NOTE: Such other matters properly brought before the Annual Meeting.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.    D51107-P55694